As filed with the Securities and Exchange Commission on August 5, 2015

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22593

The Cushing Royalty & Income Fund

(Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440, Dallas, TX 75225

(Address of principal executive offices) (Zip code)

Jerry V. Swank

8117 Preston Road, Suite 440, Dallas, TX 75225

(Name and address of agent for service)

214-692-6334

Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2015

Item 1. Reports to Stockholders.

Semi-Annual Report

May 31, 2015

THE CUSHING® ROYALTY & INCOME FUND

Investment Adviser Cushing® Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 (888)-777-2346 www.cushingcef.com www.swankcapital.com

The Cushing® Royalty & Income Fund

Shareholder Letter

Dear Fellow Shareholder,

The Cushing® Royalty & Income Fund (the “Fund”) generated negative returns for shareholders for the six month period ended May 31, 2015. For the period, the Fund delivered a Net Asset Value Total Return (equal to the change in net asset value (“NAV”) per share plus reinvested cash distributions paid during the period) of -49.15%, versus a total return of 2.97% for the S&P 500 Index (Total Return). The Fund’s Share Price Total Return (equal to the change in market price per share plus reinvested cash distributions paid during the period) was -61.15%, for the six month period ended May 31, 2015 and differs from the Net Asset Value Total Return due to fluctuations in the discount of share price to NAV. The Fund’s shares traded at a 9.64% discount to NAV as of the end of the period.

Industry Overview and Themes

The six month period ending May 31, 2015 was certainly challenging for energy-related equities. The most pertinent topic was the weakness and volatility in crude oil prices. Nonetheless, as global demand for crude oil improved, we believe the energy industry appeared to be successfully working through the corrective part of this cycle at the end of the reporting period and crude oil prices appeared to be forming a bottom. From our viewpoint, we believe exploration and production (“E&P”) company management teams have reacted much quicker and more severely to the precipitous drop in commodities than they have historically. According to IHS Herold, E&P companies reduced their capital spending guidance for 2015 by 37% on average.1 We believe it will not take long for the combination of spending cuts (i.e. lower growth capex and rigs deployed) and steep production declines associated with shale reserves to make an impact on supply. In light of the 60% decline in the U.S. oil directed rig count since October 2014, the U.S. Energy Information Administration (“EIA”) revised their energy forecast in June and stated that it expects monthly U.S. production to generally decline from June 2015 through early 2016 before growth resumes.2 We believe this is a testament to the old adage: the cure for low prices is low prices.

In our view, management teams of Upstream master limited partnership (“MLP”) and energy-related U.S. royalty trusts, Canadian royalty trusts and Canadian exploration and production companies (collectively, “Energy Trusts”) and investors are beginning to appropriately recalibrate expectations using realistic commodity price assumptions (i.e. approximately $50/bbl crude oil prices). We also think energy investors will continue to remain cautious in this environment, as crude oil and energy equity prices remain volatile, but we are beginning to see signs that a recovery could play out as expected (the consensus view is that there will be a modest supply-driven price recovery closer to year-end — but with prices ultimately settling much lower than the ranges prior to the beginning of the decline in mid-2014). To be clear, we believe that while Upstream MLP and Energy Trust business models are challenged, management teams are taking the appropriate steps to adjust their businesses to the rapid changes the industry has seen over the last few months.

Portfolio Realignment

During the past year, the Fund’s investment portfolio consisted of a large allocation to Upstream MLPs and securities of other companies based in North America that are generally engaged in the same lines of business as those in which Energy Trusts and MLPs engage (“Other Energy Companies”). Due to

[1]	“Outlook for Upstream Spending for US E&Ps Continues to Drop.” IHS Herold. March 9, 2015.
[2]	“Short-Term Energy Outlook (STEO).” U.S. Energy Information Administration. June 2015.

the inherent sensitivity of Upstream MLPs to energy prices, many were forced to reduce distributions in response to lower crude oil and natural gas liquids prices. As unit prices for Upstream MLPs fell, the total market capitalization of the subsector decreased significantly and business fundamentals for the Upstream MLPs continued to deteriorate during the six months ended May 31, 2015. In addition, a key component of the Fund’s investment program is using, where appropriate, leverage for additional income and total return potential. Unfortunately, the use of leverage during this period of commodity price volatility negatively impacted the Fund’s net asset value.

In response to these events and consistent with the Fund’s investment objective to seek high a total return with an emphasis on current income, beginning in January 2015, we reduced the Fund’s exposure to Upstream MLPs and increased exposure to Other Energy Companies. In particular, we focused on increasing exposure to integrated energy companies which, while generally lower yielding than Upstream MLPs, may offer more stable distributions and large capitalization exploration and production (“E&P”) companies, in order to maintain a high correlation to energy prices and to increase exposure to companies we believe have relatively stronger fundamentals and growth prospects in this challenging energy price environment. This transition was performed over several months and was essentially completed by the end of April 30, 2015. We are continuing to work diligently to optimize the use of leverage for additional total return potential. Our deep “bottom-up” fundamental research was designed to support this flexible approach and allows us to adapt to changing market conditions while seeking to manage portfolio risk.

Additionally, as previously announced, due to declining distributions from the Fund’s more commodity sensitive investments, the Fund’s distribution (on an annualized basis) was reduced to $0.468 per common share. This reduction was a result of: (i) the defensive redeployment of assets into lower-yielding securities of Other Energy Companies; (ii) the Fund’s larger cash position, which has a significantly lower yield than that typically generated from Upstream MLPs, and (iii) reduced distributions received by the Fund from Upstream MLPs in the portfolio. Future distributions, when declared by the Fund’s Board of Trustees, are subject to change based on market conditions and Fund positioning. The frequency of the Fund’s distributions to shareholders was changed from quarterly to monthly to provide cash distributions on a more current basis.

Fund Performance and Strategy

The Fund’s performance benefited from increased exposure to Other Energy Companies including integrated energy companies and large capitalization E&P companies, and reduced exposure to Upstream MLPs and very limited exposure to the Energy Trust subsector. We reduced the Fund’s overall exposure to Upstream MLPs due to the weak crude oil price environment and weakened fundamentals for some individual companies. Due to the challenging fundamentals for Upstream MLPs and Energy Trusts, as well as the reduction in total market capitalization of these subsectors, we increased exposure to Other Energy Companies, including more traditional energy companies such as integrated energy companies, some large capitalization E&P companies and a few select midstream MLPs. These companies generally have better leverage ratios as compared to Upstream MLPs in the current crude oil price environment and may offer better growth potential, as well as a potential price recovery in the event oil prices recover to higher levels if the global supply-demand balance improves in the coming quarters. Stock selection in the Variable Distribution MLP subsector also contributed positively to the Fund’s overall performance.

The stocks that made the strongest positive contributions to the Fund’s performance during the period were Memorial Production Partners, L.P. (NASDAQ: MEMP) and Capital Product Partners, L.P. (NASDAQ: CPLP). MEMP benefited from its robust hedge positions which supplemented cash flows in the face of reduced crude oil prices. CPLP is a leader in the seaborne transportation of crude oil, refined oil products including gasoline, diesel, fuel oil and jet fuel. CPLP’s fleet of tankers are charted under medium- to long-term, fixed-rate time charters with well-capitalized counterparties, and its fleet consists of modern, high-specification vessels. CPLP is also backed by a strong sponsor who provides growth potential through future vessel drop-downs. Each of these positions remained in the Fund’s portfolio at the end of the reporting period.

Detractors from the Fund’s performance included BreitBurn Energy Partners, L.P. (NASDAQ: BBEP) and Linn Energy Partners, L.P. (NYSE: LINE). Both LINE and BBEP underperformed due to the substantial decline in crude oil prices during the period. Due to their higher leverage ratios relative to their peers, both companies announced distribution reductions of just over 50%. Subsequently, BBEP made an additional distribution cut of 50% in conjunction with the $1 billion strategic investment by EIG Global Energy Partners. The Fund sold its holdings in BBEP and LINE during the period.

The Fund’s investment strategy includes holding core positions in higher yielding MLPs with lower production decline rates and long-term growth prospects. We also work diligently to optimize the use of leverage for additional income and total return potential. This involves leveraging investments in MLPs and energy debt instruments when the probabilities of positive total return are deemed to be skewed favorably. As the prices of the Fund’s investments increase or decline, there is a risk that the impact to the Fund’s NAV and total return will be negatively impacted by leverage, but this strategy is designed to have a positive impact over the longer term.

As of May 31, 2015, the Fund’s assets remained exposed (at reduced levels) to Upstream MLP and Other Energy Company subsectors, consistent with our goal to seek an appropriate balance of investing the Fund’s assets in higher yielding Upstream MLPs with lower yielding, higher growth potential of Other Energy Companies, including large capitalization E&P companies. As of the same date, the Fund was most significantly underweight in the Variable Distribution MLP and Energy Trust subsectors, reflecting our view on the prospects and relative attractiveness for companies in these subsectors versus other opportunities.

In summary, the Upstream MLP and Energy Trust subsectors have declined sharply with the decline in crude oil prices as their cash flows and margins have been squeezed. As one might expect, deal flow and acquisition activity by Upstream MLPs has decreased recently, and we expect this trend to continue through the coming year until buyers and sellers of assets have had more time to establish reasonable oil price expectations over the long term and bid/ask spreads narrow. While acquisition activity by existing companies has slowed, we would note that Black Stone Minerals, L.P. (NYSE:BSM) successfully launched an initial public offering during May 2015, despite a challenging and volatile crude oil price environment. The MLP owns a large asset base of fee mineral and royalty interest across the U.S., but specifically it has significant exposure in most of the predominant shale plays across the country. Similar to most Energy Trusts, the company receives royalty revenue from oil and gas production on its acreage which is developed and operated by third party producers. Given the success of the BSM IPO and the PrairieSky Royalty, Ltd. IPO in 2014, we anticipate other owners of fee mineral and/or royalty interests will likely consider creating similar Energy Trusts or MLPs to take public in the coming year.

Closing

In conclusion, we believe that crude oil prices, Upstream MLPs, and energy equities in general are in the process of bottoming. While it is difficult to predict where oil prices will be in the coming months, the fundamental supply-demand balance seems to be moving the right direction. The swift and dramatic response by U.S. and Canadian energy producers to reduce capital expenditures by nearly 40% will likely begin to slow production growth (or even cause production to plateau) in North America. Looking at the demand side of the issue, we are already beginning to see signs of demand growth globally as a result of lower overall energy prices. We believe both of these macro dynamics will continue to be supportive of higher crude oil prices in the long term.

Although all energy companies have been challenged by the fall in crude oil prices to say the least, we remain focused on the long-term fundamental attributes of Upstream MLP subsector and other energy companies and the potential for attractive total returns based on current yield and growth potential. The thesis of growth of the Upstream MLP sector through acquisitions of mature, low-decline producing assets continues to look favorable in the long term as the U.S. Energy “Renaissance” continues. We remain confident that North American shale basins will be developed over time, albeit at a reduced pace than previously projected. We continue to believe that oil and gas E&P companies will seek capital to fund their shale development programs and, to fund these operations, will seek to divest mature assets to Upstream MLPs.

We truly appreciate your support, and we look forward to continuing to help you achieve your investment goals.

Sincerely,

Jerry V. Swank Chairman and Chief Executive Officer	Daniel L. Spears President

The information provided herein represents the opinion of the Fund’s portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. The opinions expressed are as of the date of this report and are subject to change.

The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below net asset value. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

An investment in the Fund involves risks. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund will invest in U.S. royalty trusts, Canadian royalty trusts, Canadian exploration & production companies and Master Limited Partnerships (MLPs) which concentrate investments in the natural resource sector and are subject to the risks of energy prices and demand and the volatility of commodity investments. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. MLPs are subject certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. There is a risk to the future viability of the ongoing operation of MLPs that return investor’s capital in the form of distributions.

The Fund incurs operating expenses, including advisory fees, as well as leverage costs. Investment returns for the Fund are shown net of fees and expenses.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The index does not include fees or expenses. It is not possible to invest directly in an index.

The Cushing® Royalty & Income Fund

Allocation of Portfolio Assets(1) (Unaudited)

November 30, 2014

(Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is not assurance that the Fund will continue to hold any particular security.
(2)	Common Stock
(3)	Master Limited Partnerships and Related Companies
(4)	Senior Notes

The Cushing® Royalty & Income Fund

Key Financial Data (Supplemental Unaudited Information)

The Information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. Supplemental non-GAAP measures should be read in conjunctions with our full financial statements.

	Period from December 1, 2014 through May 31, 2015	Fiscal Year Ended 11/30/14	Fiscal Year Ended 11/30/13	Period from February 28, 2012(a) through November 30, 2012
FINANCIAL DATA
Total income from investments
Distributions and dividends received, net of foreign taxes withheld	$4,059,197	$20,137,951	$18,179,680	$15,020,054
Interest income & other	$123,399	$248,155	$246,588	$136,981

Total income from investments	$4,182,596	$20,386,106	$18,426,268	$15,157,035
Advisory fee and operating expenses
Advisory fees, less expenses waived by Adviser	$711,105	$3,608,273	$3,062,040	$2,165,708
Operating expenses(b)	334,098	569,207	511,443	590,559
Leverage costs	99,812	477,428	251,082	172,350

Total advisory fees and operating expenses	$1,145,015	$4,654,908	$3,824,565	$2,928,617
Distributable Cash Flow (DCF)(c)	$3,037,581	$15,731,198	$14,601,703	$12,228,418
Distributions paid on common stock	$9,080,387	$20,646,253	$19,185,340	$9,553,051
Distributions paid on common stock per share	$0.74	$2.00	$2.00	$1.00
Distribution Coverage Ratio
Before advisory fee and operating expenses	0.5 x	1.0 x	1.0 x	1.6 x
After advisory fee and operating expenses	0.3 x	0.8 x	0.8 x	1.3 x
OTHER FUND DATA (end of period)
Total Assets, end of period	80,158,687	209,195,895	212,536,830	214,585,962
Unrealized appreciation (depreciation), net of income taxes	(65,230,812)	(47,092,530)	7,596,847	(1,326,035)
Short-term borrowings	10,633,983	51,090,203	34,300,000	20,300,000
Short-term borrowings as a percent of total assets	13%	24%	16%	9%
Net Assets, end of period	69,271,535	150,707,060	177,824,489	193,829,931
Net Asset Value per common share	$5.60	$12.21	$18.43	$20.27
Market Value per share	$5.06	$14.44	$17.20	$20.04
Market Capitalization	$62,581,812	$178,296,716	$165,955,129	$191,673,903
Shares Outstanding	12,367,947	12,347,418	9,648,554	9,564,566

(a)	Commencement of operations.

(b)	Excludes expenses related to capital raising

(c)	“Net Investment Income” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow: increased by the return of capital on MLP and Energy Trusts distributions.

The Cushing® Royalty & Income Fund

Schedule of Investments (Unaudited) May 31, 2015

COMMON STOCK — 26.1%	Shares	Fair Value
Integrated Oil & Gas — 9.6%
Netherlands — 1.3%
Royal Dutch Shell Plc (1)	15,000	$895,800

United States — 8.3%
Chevron Corporation (1)	25,000	2,575,000
Exxon Mobil Corporation	14,600	1,243,920
Occidental Petroleum Corporation (1)	25,300	1,978,207

		6,692,927

Oil & Gas Exploration & Production — 12.7%
Canada — 1.9%
Vermillion Energy Inc.	31,000	1,330,388

United States — 10.8%
Anadarko Petroleum Corporation	16,500	1,379,565
ConocoPhillips Company (1)	28,327	1,803,863
Devon Energy Corporation	22,532	1,469,537
EOG Resource, Inc.	16,238	1,440,148
Pioneer Natural Resource Company	9,158	1,353,827

		8,777,328

Upstream — 3.8%
Canada — 3.8%
Arc Resources Ltd. (1)	126,959	2,325,608
Bonterra Energy Corporation	11,401	316,470

		2,642,078

Total Common Stocks (Cost $19,423,609)		$18,112,333

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — 73.6%
Crude Oil & Refined Products — 3.3%
United States — 3.3%
NuStar Energy, L.P.	35,900	$2,240,519

Large Cap Diversified — 12.8%
United States — 12.8%
Energy Transfer Partners, L.P. (1)	57,736	3,246,495
ONEOK Partners, L.P.	62,000	2,421,100
Williams Partners, L.P. (1)	57,500	3,213,100

		8,880,695

Natural Gas Gatherers & Processors — 6.4%
United States — 6.4%
Enable Midstream Partners, L.P. (1)	116,000	2,064,800
Targa Resources Partners, L.P.	54,800	2,369,004

		4,433,804

Other — 2.8%
Republic of the Marshall Islands — 2.8%
Seadrill Partners, LLC (1)	142,400	1,960,848

Shipping — 10.3%
Republic of the Marshall Islands — 10.3%
Capital Products Partners, L.P. (1)	321,265	2,926,724
Golar LNG Partners, L.P. (1)	97,000	2,736,370
Teekay Offshore Partners, L.P.	65,000	1,452,750

		7,115,844

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Schedule of Investments (Unaudited)	May 31, 2015 — (Continued)

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — (Continued)	Shares	Fair Value
Upstream — 38.0%
United States — 38.0%
Atlas Resource Partners, L.P. (1)	249,473	$1,888,511
Dorchester Minerals, L.P. (1)	203,223	4,607,065
EV Energy Partners, L.P. (1)	298,055	4,211,517
Legacy Reserves, L.P. (1)	403,658	4,052,726
LRR Energy, L.P.	67,228	533,790
Memorial Production Partners, L.P. (1)	325,291	4,859,848
Mid-Con Energy Partners, L.P.	247,357	1,422,303
Vanguard Natural Resources, LLC (1)	299,361	4,753,853

		26,329,613

Total Master Limited Partnerships and Related Companies (Cost $65,640,252)		$50,961,323

FIXED INCOME — 4.1%	Principal Amount
Upstream — 4.1%
United States — 4.1%
BreitBurn Energy Partners, L.P., 7.875%, due 04/15/2022	$1,000,000	$885,000
EV Energy Partners, L.P., 8.000%, due 04/15/2019	2,000,000	1,940,000

Total Fixed Income (Cost $3,092,475)		$2,825,000

SHORT-TERM INVESTMENTS — INVESTMENT COMPANIES — 4.0%	Shares
United States — 4.0%
AIM Short-Term Treasury Portfolio Fund — Institutional Class, 0.02%(2)	558,720	$558,720
Fidelity Government Portfolio Fund — Institutional Class, 0.01%(2)	558,719	558,719
Fidelity Money Market Portfolio — Institutional Class, 0.11%(2)	558,719	558,719
First American Government Obligations Fund — Class Z, 0.01%(2)	558,719	558,719
Invesco STIC Prime Portfolio, 0.07%(2)	558,719	558,719

Total Short-Term Investments — Investment Companies (Cost $2,793,596)		$2,793,596

TOTAL INVESTMENTS — 107.8% (Cost $90,949,932)		$74,692,252
Liabilities in Excess of Other Assets — (7.8)%		(5,420,717)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS — 100.0%		$69,271,535

Percentages are stated as a percent of net assets.

(1)	All or a portion of these securities are held as collateral pursuant to the loan agreements.

(2)	Rate reported is the current yield as of May 31, 2015.

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Statement of Assets & Liabilities (Unaudited)

May 31, 2015

Assets
Investments, at fair value (cost $90,949,932)	$74,692,252
Deferred tax asset	5,064,673
Distributions and dividends receivable	107,022
Interest receivable	30,571
Prepaid expenses and other receivables	264,169

Total assets	80,158,687

Liabilities
Payable to Adviser	107,227
Distributions payable	11,810
Short-term borrowings	10,633,983
Accrued interest expense	16,841
Payable to Trustees	5,871
Accrued expenses and other liabilities	111,420

Total liabilities	10,887,152

Net assets applicable to common stockholders	$69,271,535

Net Assets Applicable to Common Stockholders Consisting of
Capital stock, $0.001 par value; 12,367,947 shares issued and outstanding (unlimited shares authorized)	$12,368
Additional paid-in capital	223,276,356
Accumulated net investment income, net of income taxes	2,309,688
Accumulated realized loss, net of income taxes	(91,096,065)
Net unrealized depreciation on investments, net of income taxes	(65,230,812)

Net assets applicable to common stockholders	$69,271,535

Net Asset Value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$5.60

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Statement of Operations (Unaudited)

Period from December 1, 2014 through May 31, 2015

Investment Income
Dividends and distributions received, net of foreign taxes withheld of $35,591	$4,059,197
Less: return of capital on distributions	(3,250,019)

Distribution income	809,178
Interest income	123,399

Total Investment Income	932,577

Expenses
Advisory fees	711,105
Administrator fees	99,883
Professional fees	64,021
Reports to stockholders	47,889
Trustees’ fees	38,958
Insurance expense	38,194
Registration fees	14,012
Stock loan fees	12,915
Transfer agent fees	8,786
Custodian fees and expenses	8,278
Fund accounting fees	937
Other expenses	225

Total Expenses before Interest Expense	1,045,203
Interest expense	99,812

Total Expenses	1,145,015
Net Investment Loss, before Income Taxes	(212,438)

Deferred tax benefit	1,435,697

Net Investment Income	1,223,259

Realized and Unrealized Loss on Investments
Net realized loss on investments, before income taxes	(87,097,072)
Net realized loss on securities sold short, before income taxes	(655,951)
Net realized loss on options, before income taxes	(40,281)
Deferred tax benefit	32,186,082

Net realized loss on investments	(55,607,222)

Net change in unrealized appreciation of investments, before income taxes	27,148,391
Net change in unrealized appreciation of options, before income taxes	3,968,120
Deferred tax expense	(49,254,793)

Net change in unrealized depreciation of investments	(18,138,282)

Net Realized and Unrealized Loss on Investments	(73,745,504)

Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(72,522,245)

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Statements of Changes in Net Assets

	Period from December 1, 2014 through May 31, 2015	Fiscal Year Ended November 30, 2014
	(Unaudited)
Operations
Net investment income (loss)	$1,223,259	$(243,162)
Net realized loss on investments, securities sold short, and options	(55,607,222)	(3,707,335)
Net change in unrealized depreciation of investments and options	(18,138,282)	(54,689,377)

Net decrease in net assets applicable to common stockholders resulting from operations	(72,522,245)	(58,639,874)

Dividends and Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(9,080,387)	(20,646,253)

Total dividends and distributions to common stockholders	(9,080,387)	(20,646,253)

Capital Share Transactions
Proceeds from secondary offering of 0 and 2,670,600 common shares, respectively	—	54,079,650
Underwriting discounts and offering expenses associated with the issuance of common shares		(2,430,246)
Issuance of 20,529 and 28,264 common shares from reinvestment of distributions to stockholders, respectively	167,107	519,294

Net increase in net assets applicable to common stockholders from capital share transactions	167,107	52,168,698

Total decrease in net assets applicable to common stockholders	(81,435,525)	(27,117,429)
Net Assets
Beginning of fiscal period	150,707,060	177,824,489

End of fiscal period	$69,271,535	$150,707,060

Undistributed net investment income at the end of the fiscal period, net of income taxes	$2,309,688	$1,086,429

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Statement of Cash Flows (Unaudited)

Period from December 1, 2014 through May 31, 2015

Operating Activities
Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(72,522,245)
Adjustments to reconcile decrease in net assets applicable to common stockholders to net cash provided by operating activities
Net change in unrealized appreciation of investments and options	(31,116,419)
Purchases of investments	(46,312,604)
Proceeds from sales of investments	110,507,701
Proceeds from investments sold short	7,361,500
Purchases to cover investments sold short	(8,017,451)
Purchases of option transactions, net	(16,397,821)
Return of capital on distributions	3,122,723
Net realized losses on sales of investments, securities sold short, and options	87,787,439
Purchases of short-term investments, net	(2,563,517)
Net accretion/amortization of senior notes’ premiums/discounts	2,525
Changes in operating assets and liabilities
Receivable for investments sold	2,645,113
Deferred tax asset	16,014,861
Interest receivable	(40)
Distributions and dividends receivable	22,702
Prepaid expenses and other receivables	126,452
Payable to Adviser, net of waiver	(171,967)
Distributions and dividends payable	11,810
Payable for investments purchased	(2,714,825)
Accrued interest expense	16,841
Payable to Trustees	(3,129)
Accrued expenses and other liabilities	(20,193)

Net cash provided by operating activities	47,779,456

Financing Activities
Proceeds from borrowing facility	29,543,983
Repayment of borrowing facility	(70,000,203)
Dividends paid to common stockholders	(8,913,280)

Net cash used in financing activities	(49,369,500)

Decrease in Cash and Cash Equivalents	(1,590,044)
Cash and Cash Equivalents:
Beginning of fiscal period	1,590,044

End of fiscal period	$—

Supplemental Disclosure of Cash Flow and Non-cash Information
Interest Paid	$82,971
Additional paid-in capital from Dividend Reinvestment	$167,107

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Financial Highlights

	Period from December 1, 2014 through May 31, 2015	Fiscal Year Ended November 30, 2014	Fiscal Year Ended November 30, 2013	Period from February 28, 2012(1) through November 30, 2012
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$12.21	$18.43	$20.27	$—
Public offering price	—	—	—	25.00
Underwriting discounts and offering costs on issuance of common shares	—	—	—	(1.17)
Income from Investment Operations:
Net investment income (loss)	0.10	(0.05)	—	0.14
Net realized and unrealized gain (loss) on investments	(5.97)	(4.17)	0.16	(2.70)

Total increase (decrease) from investment operations	(5.87)	(4.22)	0.16	(2.56)

Less Distributions to Common Stockholders:
Net investment income	—	—	—	—
Return of capital	(0.74)	(2.00)	(2.00)	(1.00)

Total distributions to common stockholders	(0.74)	(2.00)	(2.00)	(1.00)

Net Asset Value, end of period	$5.60	$12.21	$18.43	$20.27

Per common share fair value, end of period	$5.06	$14.44	$17.20	$20.04

Total Investment Return Based on Fair Value(4)	(61.15)%	(6.32)%	(4.61)%	(16.21	)%(3)

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Financial Highlights — (Continued)

	Period from December 1, 2014 through May 31, 2015	Fiscal Year Ended November 30, 2014	Fiscal Year Ended November 30, 2013	Period from February 28, 2012(1) through November 30, 2012
	(Unaudited)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$69,272	$150,707	$177,824	$193,830
Ratio of expenses (including current and deferred income tax (benefit) expense) to average net assets after waiver(5)(6)(7)(8)	41.53%	(0.90)%	2.41%	(7.59)%
Ratio of net investment income (loss) to average net assets before waiver(5)(6)(9)	(0.53)%	(1.74)%	(0.01)%	1.08%
Ratio of net investment income (loss) to average net assets after waiver(5)(6)(9)	(0.53)%	(1.74)%	0.06%	1.36%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit (expense), before waiver(5)(6)	(39.22)%	1.55%	(0.34)%	10.59%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit (expense), after waiver(5)(6)	(39.22)%	1.55%	(0.27)%	10.87%
Portfolio turnover rate	51.25%	92.99%	94.34%	65.18	%(10)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Not annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4)

Not annualized. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(5)	Annualized for periods less than one full year.

(6)

For the period ended May 31, 2015, the Fund accrued $15,633,014 in net current and deferred tax expense. For the fiscal year ended November 30, 2014, the Fund accrued $6,404,467 in net current and deferred tax benefit. For the fiscal year ended November 30, 2013, the Fund accrued $598,878 in net current and deferred tax expense. For the period from February 28, 2012 through November 30, 2012, the Fund accrued $14,543,023 in net current and deferred income tax benefit.

(7)

The ratio of expenses (including current and deferred income tax (benefit) expense) to average net assets before waiver was 41.53%, (0.90)%, 2.48% and (7.31)% for the period ended May 31, 2015 and fiscal years ended November 30, 2014 and 2013 and period from February 28, 2012 through November 30, 2012, respectively.

(8)

The ratio of expenses (excluding current and deferred income tax benefit (expense)) to average net assets before waiver was 2.83%, 2.39%, 2.15% and 2.20% for the period ended May 31, 2015, fiscal years ended November 30, 2014 and 2013 and period from February 28, 2012 through November 30, 2012, respectively. The ratio of expenses (excluding current and deferred income tax expense) to average net assets after waiver was 2.83%, 2.39%, 2.08% and 1.92% for the period ended May 31, 2015, fiscal years ended November 30, 2014 and 2013 and period from February 28, 2012 through November 30, 2012, respectively.

(9)	This ratio excludes current and deferred income tax benefit/expense on net investment income.

(10)	Not annualized.

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Notes to Financial Statements (Unaudited)

May 31, 2015

1.    Organization

The Cushing® Royalty & Income Fund (the “Fund”) was formed as a Delaware statutory trust on July 18, 2011, and is a non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is managed by Cushing® Asset Management, LP (the “Adviser”). The Fund’s investment objective is to seek a high total return with an emphasis on current income. The Fund commenced operations on February 28, 2012. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SRF.”

2.    Significant Accounting Policies

A.  Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.  Investment Valuation

The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)  The fair value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, the Adviser utilizes, when available, pricing quotations from principal market makers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party services or broker-dealer sources.

(ii)  Listed options on debt securities are valued at the average of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the last sale price on the commodities exchange on which they trade.

(iii)  The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any dividends paid on securities sold short and such amounts would be reflected as dividend expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the fair value of the securities sold short. The Fund did not hold any securities sold short as of May 31, 2015.

C.  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in energy-related U.S. royalty trusts and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts or MLPs. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources. These estimates may subsequently be revised based on information received from Energy Trusts or MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the distributions received from its portfolio investments within the Statement of Operations. For the period ended May 31, 2015, the Fund has estimated approximately 80% of the distributions received from its portfolio investments to be return of capital.

Expenses are recorded on an accrual basis.

D.  Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the period ended May 31, 2015, the Fund’s distributions were expected to be comprised of 100% return of capital. The final tax character of distributions paid for the period ended May 31, 2015 will be determined in early 2016.

E.  Federal Income Taxation

The Fund, taxed as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund invests its assets primarily in Energy Trusts and MLPs.

U.S. royalty trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unitholder of the U.S. royalty trust is required to take into account its share of all items of the U.S. royalty trust’s income, gain, loss, deduction and expense. It is possible that the Fund’s share of taxable income from a U.S. royalty trust may exceed the cash actually distributed to it from the U.S. royalty trust in a given year. In such a case, the Fund will have less after-tax cash available for distribution to shareholders.

Canadian royalty trusts are taxed as regular Canadian corporations and are now subject to “double taxation” at both the corporate level and on the income distributed to investors.

MLPs are generally treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the Fund reports its allocable share of each MLP’s taxable income in computing its own taxable income.

The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Fund recognizes in the financial statements the impact of a tax position, if that position is more-likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

F.  Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.  Cash Flow Information

The Fund makes distributions from investments, which include the amount received as cash distributions from Energy Trusts, MLPs, common stock dividends and interest payments. These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H.  Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I.  Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position.

The Fund occasionally purchases and sells (“writes”) put and call equity options as a source of potential protection against a broad market decline. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

Purchased Options — Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the fair value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Transactions in purchased options contracts for the period ended May 31, 2015, were as follows:

	Contracts	Premiums
Outstanding at November 30, 2014	6,800	$176,060
Options purchased
Options covered	—	—
Options expired	(6,800)	(176,060)
Options exercised	—	—

Outstanding at May 31, 2015	—	$—

The average monthly fair value of purchased options during the period ended May 31, 2015 was $917.

Transactions in written options contracts for the period ended May 31, 2015, were as follows:

	Contracts	Premiums
Outstanding at November 30, 2014	6,800	$449,440
Options written	3,100	135,778
Options covered	—	—
Options expired	(3,100)	(135,778)
Options exercised	(6,800)	(449,440)

Outstanding at May 31, 2015	—	$—

The average monthly fair value of written options during the period ended May 31, 2015 was $659,250.

The effect of derivative instruments on the Statement of Operations for the period ended May 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$(176,060)	$135,779	$(40,281)

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$153,560	$3,814,560	$3,968,120

3.    Concentrations of Risk

The Fund’s investment objective is to seek a high total return with an emphasis on current income. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in public and private securities of Energy Trusts, exploration and production MLPs and securities of other companies based in North America that are generally engaged in the same lines of business as those in which Energy Trusts and MLPs engage (“Other Energy Companies”, and together with Energy Trusts and MLPs, “Energy Companies”); up to 25% of its Managed Assets in unregistered or otherwise restricted securities, including securities issued by private companies; up to 25% of its Managed Assets in debt securities, preferred shares and convertible securities of Energy Companies and other issuers, provided that such securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc. (“Moody’s”), (ii) B – by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or (iii) of a comparable rating by another Nationally Recognized Statistical Rating Organization (“NRSRO”) or (b) with respect to up to 10% of its Managed Assets in debt securities, preferred shares and convertible securities that have lower ratings or are unrated at the time of investment; and up to 20% of its Managed Assets in securities of companies that are not Energy Companies. These investments may include securities such as partnership interests, limited liability company interests or units, trust units, common stock, preferred stock, convertible securities, warrants and depositary receipts and debt securities. The Fund will not invest directly in commodities.

“Managed Assets” means the total assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of shares of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies.

4.    Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”). Under the terms of the Agreement, the Fund will pay the Advisor a fee, payable at the end of each calendar month, at an annual rate equal to 1.50% of the average weekly value of the Fund’s Managed Assets during such month for the services and facilities provided by the Adviser to the Fund. The Adviser earned $711,105 in advisory fees for the period ended May 31, 2015.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.09% of the first $100,000,000 of the Fund’s average daily net assets, 0.07% on the next $200,000,000 of average daily net assets and 0.04% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $70,000.

U.S. Bancorp Fund Services, LLC serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

5.    Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund’s deferred tax assets and liabilities as of May 31, 2015, were as follows:

Deferred tax assets:
Net operating loss carryforward	$4,572,921
Capital loss carryforward	49,468,615
Net unrealized depreciation on investments in securities	5,803,063
Foreign tax credit	35,591

Total deferred tax assets	59,880,190
Less Valuation Allowance	(54,815,517)

Net deferred tax asset	$5,064,673

The net operating loss carryforward and capital loss carryforward are available to offset future taxable income. The Fund had the following net operating loss and capital loss amounts:

Fiscal Year Ended Net Operating Loss	Amount	Expiration
November 30, 2014	$7,959,580	November 30, 2034
November 30, 2015	4,491,588	November 30, 2035

	$12,451,168

Fiscal Year Ended Capital Loss	Amount	Expiration
November 30, 2012	$28,180,011	November 30, 2017
November 30, 2013	19,448,025	November 30, 2018
November 30, 2014	2,443,001	November 30, 2019
November 30, 2015	84,546,655	November 30, 2020

	$134,617,692

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Net operating losses may be carried forward for 30 years and, accordingly, would begin to expire as of November 30, 2034. Capital losses may be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2017.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains (losses) on investments before taxes for the period ended May 31, 2015, as follows:

Income tax expense (benefit) at the federal statutory rate of 35%	$(20,030,344)
State income tax expense (benefit), net of federal benefit	(1,021,492)
Foreign taxes withheld	35,591
Tax expense (benefit) on permanent items	(34,498)
Tax expense (benefit) on provision to return differences	(553,471)
Tax expense (benefit) due to change in effective state rates	72,684
Change in valuation allowance	37,200,135

Total tax expense (benefit)	$15,668,605

At May 31, 2015, the tax cost basis of investments was $90,383,136 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$56,117,063
Gross unrealized depreciation	(71,807,947)

Net unrealized depreciation	$(15,690,884)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably expected that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.    Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value as of May 31, 2015	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock(a)	$18,112,333	$18,112,333	$—	$—
Master Limited Partnerships and Related Companies(a)	50,961,323	50,961,323	—	—

Total Equity Securities	69,073,656	69,073,656	—	—

Notes
Senior Notes(a)	2,825,000	—	2,825,000	—

Total Notes	2,825,000	—	2,825,000	—

Other
Short-Term Investments(a)	2,793,596	2,793,596	—	—

Total Other	2,793,596	2,793,596	—	—

Total	$74,692,252	$71,867,252	$2,825,000	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the period ended May 31, 2015.

Transfers into and out of each level are measured at fair value as of the end of the fiscal year. There were no transfers between any levels during the period ended May 31, 2015.

7.    Investment Transactions

For the period ended May 31, 2015, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $46,312,604 and $110,507,701 (excluding short-term securities), respectively, and made purchases to cover investments sold short and received proceeds from investments sold short in the amount of $8,017,451 and $7,361,500, respectively. The Fund sold written options (proceeds) and covered written options (at cost) in the amount of $135,779 and $16,533,600, respectively.

8.    Common Stock

The Fund had unlimited shares of capital stock authorized and 12,367,947 shares outstanding as of May 31, 2015. Transactions in common stock for the fiscal years ended November 30, 2013 and November 30, 2014, and period ended May 31, 2015 were as follows:

Shares at November 30, 2013	9,648,554
Shares sold through secondary offering	2,670,600
Shares issued through reinvestment of distributions	28,264

Shares at November 30, 2014	12,347,418
Shares issued through reinvestment of distributions	20,529

Shares at May 31, 2015	12,367,947

9.    Borrowing Facilities

The Fund maintains a margin account arrangement with Credit Suisse. The interest rate charged on margin borrowing is tied to the cost of funds for Credit Suisse (which is LIBOR plus 1.20%). Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for the period during which the credit facilities were utilized during the period ended May 31, 2015 was approximately $13,501,000 and 1.48% respectively. At May 31, 2015, the principal balance outstanding was $10,633,983.

10.    Subsequent Events

On June 30, 2015, the Fund paid a distribution in the amount of $0.039 per common share, for a total of $482,350. Of this total, the dividend reinvestment amounted to $11,014.

The Cushing® Royalty & Income Fund

Additional Information (Unaudited)

May 31, 2015

Investment Policies and Parameters

The Fund is a non-diversified, closed-end management investment company under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares.

The Commodity Futures Trading Commission (“CFTC”) amended Rule 4.5, which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Adviser to continue to claim this exclusion with respect to the Fund under the amended rule, the Fund limits its transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. The Fund and the Adviser do not believe that complying with the amended rule will limit the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

Trustee and Executive Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons or any of its officers. For the period ended May 31, 2015, the aggregate compensation paid by the Fund to the independent trustees was $38,958. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objective will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are available to shareholders without charge, upon request by calling the Fund toll-free at (800)236-4424 and on the Fund’s website at www.cushingcef.com. Information regarding how the Fund voted proxies are also available to stockholders without charge on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Portfolio Turnover

The portfolio turnover rate for the period ended May 31, 2015 was 51.25%. Portfolio turnover may vary greatly from period to period. The Fund does not consider portfolio turnover rate a limiting factor in the Adviser’s execution of investment decisions, and the Fund may utilize investment and trading strategies that may involve high portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Dividend Reinvestment Plan

How the Plan Works

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends declared for your common shares of the Fund will be automatically reinvested by U.S. Bancorp Fund Services, LLC (the “Plan Agent”), agent for stockholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. The Plan Agent will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (for purposes of this section, together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus per share fees (which include any brokerage commissions the Plan Agent is required to pay) is greater than the net asset value per common share, the Plan Agent will invest the dividend amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date. If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus per share fees, the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan

If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written or telephonic instructions to the Plan Agent, as dividend paying agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you.

Plan Fees

There will be no per share fees with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

Tax Implications

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.

Contact Information

For more information about the plan you may contact the Plan Agent in writing at PO Box 708, Milwaukee, WI 53201-0701, or by calling the Plan Agent at 1-800-662-7232.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Other Information For Stockholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase its common shares of beneficial interest in the open market.

This report is sent to stockholders of The Cushing® Royalty and Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information has not been updated after completion of the Fund’s initial public offering and the information contained in such Statement of Additional Information may have become outdated.

The Fund makes available performance and certain other on its website at www.cushingcef.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund. This reference to Fund’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate the Fund’s website in this report.

The Cushing Royalty & Income Fund

Board Approval of Investment Management Agreement

May 31, 2015

On May 21, 2015, the Board of Trustees of the Fund (members of which are referred to collectively as the “Trustees”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between the Fund and Cushing® Asset Management, LP (the “Adviser”).

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”). The Board of Trustees is responsible for the oversight of the operations of the Fund and performs the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Agreement, the Board of Trustees received and reviewed information provided by the Adviser. The Board of Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement. Before the Board of Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Board of Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Agreement. The Board of Trustees reviewed certain background materials supplied by the Adviser in its presentation, including the Adviser’s Form ADV.

The Board of Trustees reviewed and considered the Adviser’s investment advisory personnel, its history as an asset manager and its performance and the amount of assets currently under management by the Adviser. The Board of Trustees also reviewed the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Fund.

The Board of Trustees considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of the Fund’s actual and potential investments.

The Board of Trustees also reviewed, among other things, the Adviser’s insider trading policies and procedures and its Code of Ethics. The Board of Trustees, including all of the Independent Trustees, concluded that the nature, extent and quality of services to be rendered by the Adviser under the Agreement were adequate.

Consideration of Advisory Fees and the Cost of the Services

The Board of Trustees reviewed and considered the contractual annual advisory fee to be paid by the Fund to the Adviser in light of the extent, nature and quality of the advisory services to be provided by the Adviser to the Fund.

The Board of Trustees considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses with (a) a peer group of competitor closed-end funds determined by the Adviser; and (b) other accounts or vehicles managed by the Adviser. Given the small universe of managers and funds fitting within the criteria for the peer group, the Adviser did not believe that it would be beneficial to engage the services of an independent third-party to prepare the peer group analysis, and the Independent Trustees concurred with this approach.

Based on such information, the Board of Trustees determined that the peer group was not a good comparison for the Fund, but to the extent applicable, the Fund’s leveraged management fee was high relative to its peer group median, but that its total expense ratio was much closer to the peer group median. The Board of Trustees also concluded that the fee charged by the Adviser to the Fund relative to comparable accounts of the Adviser employing similar strategies was reasonable in light of the differences between the types of clients, the kinds of costs incurred by the Adviser and other considerations faced by the Adviser in competing for and servicing such clients.

Consideration of Investment Performance

The Board of Trustees regularly reviews the performance of the Fund throughout the year. The Board of Trustees reviewed performance information comparing the performance of the Fund against its peer group. The Board of Trustees noted, among other things, that the Fund’s performance generally continued to lag its peers and its benchmark index, but also noted that the impact of the recent distribution reductions announced in January 2015, coupled with the other changes to the distribution policy for the Fund, had not yet had enough time to have a significant impact.

Other Considerations

The Board of Trustees received and considered a profitability analysis prepared by the Adviser based on the fees payable by the Fund under the Agreement. The Board of Trustees considered the profits realized and anticipated to be realized by the Adviser in connection with the operation of the Fund, and concluded that the profit, if any, anticipated to be realized by the Adviser in connection with the operation of the Fund is not unreasonable to the Fund.

The Board of Trustees considered whether economies of scale in the provision of services to the Fund had been or would be passed along to the shareholders under the Agreement. The Board of Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Fund, including soft dollar arrangements or other so called “fall-out benefits”. The Board of Trustees concluded there were no material economies of scale or other incidental benefits accruing to the Adviser in connection with its relationship with the Fund.

Conclusion

In approving the Agreement and the fees charged under the Agreement, the Board of Trustees concluded that no single factor reviewed by the Board of Trustees was identified by the Board of Trustees to be determinative as the principal factor in whether to approve the Agreement. The summary set out above describes the most important factors, but not all of the matters, considered by the Board of Trustees in coming to its decision regarding the Agreement. On the basis of such information as the Board of Trustees considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Board of Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement. It was noted that it was the judgment of the Board of Trustees that approval of the Agreement was consistent with the best interests of the Fund and its shareholders. A majority of the Trustees and, voting separately, a majority of the Independent Trustees, approved the Agreement.

The Cushing® Royalty & Income Fund

TRUSTEES

Brian R. Bruce

Ronald P. Trout

Edward N. McMillan

Jerry V. Swank

EXECUTIVE OFFICERS

Jerry V. Swank

Chief Executive Officer

Daniel L. Spears

President

John H. Alban

Chief Financial Officer and Treasurer

Barry Y. Greenberg

Chief Compliance Officer and Secretary

Judd B. Cryer

Vice President

INVESTMENT ADVISER

Cushing® Asset Management, LP

8117 Preston Road, Suite 440

Dallas, TX 75225

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

2323 Victory Avenue, Suite 2000

Dallas, TX 75219

NOT FDIC INSURED   |  NOT BANK GUARANTEED   |  MAY LOSE VALUE

THE CUSHING® ROYALTY & INCOME FUND

Investment Adviser Cushing® Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.swankcapital.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 12/01/2014- 12/31/2014	0	0	0	0
Month #2 01/01/2015- 01/31/2015	0	0	0	0
Month #3 02/01/2015- 02/28/2015	0	0	0	0
Month #4 03/01/2015- 03/31/2015	0	0	0	0
Month #5 04/01/2015- 04/30/2015	0	0	0	0
Month #6 05/01/2015- 05/31/2015	0	0	0	0
Total	0	0	0	0

*	Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

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Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cushing Royalty & Income Fund

By (Signature and Title)	/s/ Daniel L. Spears
Daniel L. Spears, President

Date	August 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel L. Spears
Daniel L. Spears, President

Date	August 5, 2015

By (Signature and Title)	/s/ John H. Alban
John H. Alban, Treasurer & Chief Financial Officer

Date	August 5, 2015

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